MFS(R) VARIABLE INSURANCE TRUST

                          MFS(R) MID CAP GROWTH SERIES


Supplement to the Prospectus and Statement of Additional Information (the "SAI")

Effective July 1, 2002, for the series referenced above (the "series"), the "Principal Investment Policies" and "Principal Risks of an Investment" sections of the prospectus are revised to delete reference to the series as a non-diversified mutual fund.

The series' SAI "Management of the Fund" section is amended to reflect its new status as a diversified series and is restated to include the following disclosure:

         The series is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.


                  The date of this Supplement is June 28, 2002